 EXHIBIT 99.3

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES FISCAL 2014 SEGMENT INFORMATION (Revised) (Unaudited) (In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					CHANGE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2014	Apr. 30, 2014	Jul. 31, 2014	Oct. 31, 2014	Oct. 31, 2014	Jan. 31, 2014	Apr. 30, 2014	Jul. 31, 2014	Oct. 31, 2014	Oct. 31, 2014	Jan. 31, 2014	Apr. 30, 2014	Jul. 31, 2014	Oct. 31, 2014	Oct. 31, 2014

Net revenue: (a)

Personal Systems	$8,530	$8,176	$8,649	$8,948	$34,303	$8,530	$8,176	$8,649	$8,948	$34,303	$-	$-	$-	$-	$-
Printing	5,815	5,834	5,590	5,740	22,979	5,815	5,834	5,590	5,740	22,979	-	-	-	-	-
Total Printing and Personal Systems Group	14,345	14,010	14,239	14,688	57,282	14,345	14,010	14,239	14,688	57,282	-	-	-	-	-
Enterprise Group	6,970	6,633	6,872	7,248	27,723	6,993	6,657	6,894	7,270	27,814	(23)	(24)	(22)	(22)	(91)
Enterprise Services	5,595	5,702	5,590	5,511	22,398	5,595	5,702	5,590	5,511	22,398	-	-	-	-	-
Software	916	971	959	1,087	3,933	916	971	959	1,087	3,933	-	-	-	-	-
HP Financial Services	870	867	855	906	3,498	870	867	855	906	3,498	-	-	-	-	-
Corporate Investments	288	6	3	5	302	288	6	3	5	302	-	-	-	-	-
Total segments	28,984	28,189	28,518	29,445	115,136	29,007	28,213	28,540	29,467	115,227	(23)	(24)	(22)	(22)	(91)

Elimination of intersegment net revenue and other	(830)	(880)	(933)	(1,039)	(3,682)	(853)	(904)	(955)	(1,061)	(3,773)	23	24	22	22	91

Total HP consolidated net revenue	$28,154	$27,309	$27,585	$28,406	$111,454	$28,154	$27,309	$27,585	$28,406	$111,454	$-	$-	$-	$-	$-

Earnings before taxes: (a)

Personal Systems	$279	$290	$346	$355	$1,270	$279	$290	$346	$355	$1,270	$-	$-	$-	$-	$-
Printing	979	1,140	1,026	1,040	4,185	979	1,140	1,026	1,040	4,185	-	-	-	-	-
Total Printing and Personal Systems Group	1,258	1,430	1,372	1,395	5,455	1,258	1,430	1,372	1,395	5,455	-	-	-	-	-
Enterprise Group	1,003	957	963	1,072	3,995	1,006	961	966	1,075	4,008	(3)	(4)	(3)	(3)	(13)
Enterprise Services	60	148	231	377	816	57	144	228	374	803	3	4	3	3	13
Software	145	186	203	338	872	145	186	203	338	872	-	-	-	-	-
HP Financial Services	101	99	79	110	389	101	99	79	110	389	-	-	-	-	-
Corporate Investments	121	(98)	(115)	(107)	(199)	121	(98)	(115)	(107)	(199)	-	-	-	-	-
Total segment earnings from operations	2,688	2,722	2,733	3,185	11,328	2,688	2,722	2,733	3,185	11,328	-	-	-	-	-

Corporate and unallocated costs and eliminations	(121)	(251)	(265)	(316)	(953)	(121)	(251)	(265)	(316)	(953)	-	-	-	-	-
Stock-based compensation expense	(170)	(130)	(132)	(128)	(560)	(170)	(130)	(132)	(128)	(560)	-	-	-	-	-
Amortization of intangible assets	(283)	(264)	(227)	(226)	(1,000)	(283)	(264)	(227)	(226)	(1,000)	-	-	-	-	-
Restructuring charges	(114)	(252)	(649)	(604)	(1,619)	(114)	(252)	(649)	(604)	(1,619)	-	-	-	-	-
Acquisition-related charges	(3)	(3)	(2)	(3)	(11)	(3)	(3)	(2)	(3)	(11)	-	-	-	-	-
Interest and other, net	(163)	(174)	(145)	(146)	(628)	(163)	(174)	(145)	(146)	(628)	-	-	-	-	-

Total HP consolidated earnings before taxes	$1,834	$1,648	$1,313	$1,762	$6,557	$1,834	$1,648	$1,313	$1,762	$6,557	$-	$-	$-	$-	$-

(a)
Effective at the beginning of its first quarter of fiscal 2015, HP implemented an organizational change to align its segment financial reporting more closely with its current business structure. This organizational change resulted in the transfer of  third party multi-vendor support arrangements from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the removal of intersegment revenue from the Technology Services business unit within the Enterprise Group segment and the related corporate intersegment revenue eliminations, and the transfer of operating profit from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES FISCAL 2013 SEGMENT INFORMATION (Revised) (Unaudited) (In millions

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					CHANGE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2013	Apr. 30, 2013	Jul. 31, 2013	Oct. 31, 2013	Oct. 31, 2013	Jan. 31, 2013	Apr. 30, 2013	Jul. 31, 2013	Oct. 31, 2013	Oct. 31, 2013	Jan. 31, 2013	Apr. 30, 2013	Jul. 31, 2013	Oct. 31, 2013	Oct. 31, 2013

Net revenue: (a)

Personal Systems	$8,232	$7,610	$7,733	$8,604	$32,179	$8,232	$7,610	$7,733	$8,604	$32,179	$-	$-	$-	$-	$-
Printing	5,946	6,094	5,809	6,047	23,896	5,946	6,094	5,809	6,047	23,896	-	-	-	-	-
Total Printing and Personal Systems Group	14,178	13,704	13,542	14,651	56,075	14,178	13,704	13,542	14,651	56,075	-	-	-	-	-
Enterprise Group	6,929	6,774	6,745	7,555	28,003	6,948	6,794	6,764	7,575	28,081	(19)	(20)	(19)	(20)	(78)
Enterprise Services	6,038	6,133	5,972	5,918	24,061	6,038	6,133	5,972	5,918	24,061	-	-	-	-	-
Software	951	967	1,010	1,093	4,021	951	967	1,010	1,093	4,021	-	-	-	-	-
HP Financial Services	957	881	879	912	3,629	957	881	879	912	3,629	-	-	-	-	-
Corporate Investments	4	10	5	5	24	4	10	5	5	24	-	-	-	-	-
Total segments	29,057	28,469	28,153	30,134	115,813	29,076	28,489	28,172	30,154	115,891	(19)	(20)	(19)	(20)	(78)

Elimination of intersegment net revenue and other	(698)	(887)	(927)	(1,003)	(3,515)	(717)	(907)	(946)	(1,023)	(3,593)	19	20	19	20	78

Total HP consolidated net revenue	$28,359	$27,582	$27,226	$29,131	$112,298	$28,359	$27,582	$27,226	$29,131	$112,298	$-	$-	$-	$-	$-

Earnings before taxes: (a)

Personal Systems	$233	$244	$238	$265	$980	$233	$244	$238	$265	$980	$-	$-	$-	$-	$-
Printing	967	970	915	1,081	3,933	967	970	915	1,081	3,933	-	-	-	-	-
Total Printing and Personal Systems Group	1,200	1,214	1,153	1,346	4,913	1,200	1,214	1,153	1,346	4,913	-	-	-	-	-
Enterprise Group	1,067	1,070	1,020	1,088	4,245	1,070	1,074	1,023	1,092	4,259	(3)	(4)	(3)	(4)	(14)
Enterprise Services	79	160	195	259	693	76	156	192	255	679	3	4	3	4	14
Software	155	180	203	330	868	155	180	203	330	868	-	-	-	-	-
HP Financial Services	101	97	99	102	399	101	97	99	102	399	-	-	-	-	-
Corporate Investments	(73)	(75)	(82)	(86)	(316)	(73)	(75)	(82)	(86)	(316)	-	-	-	-	-
Total segment earnings from operations	2,529	2,646	2,588	3,039	10,802	2,529	2,646	2,588	3,039	10,802	-	-	-	-	-

Corporate and unallocated costs and eliminations	(109)	(169)	(185)	(323)	(786)	(109)	(169)	(185)	(323)	(786)	-	-	-	-	-
Stock-based compensation expense	(184)	(107)	(107)	(102)	(500)	(184)	(107)	(107)	(102)	(500)	-	-	-	-	-
Amortization of intangible assets	(350)	(350)	(356)	(317)	(1,373)	(350)	(350)	(356)	(317)	(1,373)	-	-	-	-	-
Restructuring charges	(130)	(408)	(81)	(371)	(990)	(130)	(408)	(81)	(371)	(990)	-	-	-	-	-
Acquisition-related charges	(4)	(11)	(4)	(3)	(22)	(4)	(11)	(4)	(3)	(22)	-	-	-	-	-
Interest and other, net	(179)	(193)	(146)	(103)	(621)	(179)	(193)	(146)	(103)	(621)	-	-	-	-	-

Total HP consolidated earnings before taxes	$1,573	$1,408	$1,709	$1,820	$6,510	$1,573	$1,408	$1,709	$1,820	$6,510	$-	$-	$-	$-	$-

(a)
Effective at the beginning of its first quarter of fiscal 2015, HP implemented an organizational change to align its segment financial reporting more closely with its current business structure. This organizational change resulted in the transfer of  third party multi-vendor support arrangements from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the removal of intersegment revenue from the Technology Services business unit within the Enterprise Group segment and the related corporate intersegment revenue eliminations, and the transfer of operating profit from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES FISCAL 2014 SEGMENT INFORMATION (Revised) (Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					CHANGE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2014	Apr. 30, 2014	Jul. 31, 2014	Oct. 31, 2014	Oct. 31, 2014	Jan. 31, 2014	Apr. 30, 2014	Jul. 31, 2014	Oct. 31, 2014	Oct. 31, 2014	Jan. 31, 2014	Apr. 30, 2014	Jul. 31, 2014	Oct. 31, 2014	Oct. 31, 2014

Segment operating margin: (a)

Personal Systems	3.3%	3.5%	4.0%	4.0%	3.7%	3.3%	3.5%	4.0%	4.0%	3.7%	-	-	-	-	-
Printing	16.8%	19.5%	18.4%	18.1%	18.2%	16.8%	19.5%	18.4%	18.1%	18.2%	-	-	-	-	-
Total Printing and Personal Systems Group	8.8%	10.2%	9.6%	9.5%	9.5%	8.8%	10.2%	9.6%	9.5%	9.5%	-	-	-	-	-

Enterprise Group	14.4%	14.4%	14.0%	14.8%	14.4%	14.4%	14.4%	14.0%	14.8%	14.4%	-	-	-	-	-
Enterprise Services	1.1%	2.6%	4.1%	6.8%	3.6%	1.0%	2.5%	4.1%	6.8%	3.6%	0.1 pts	0.1 pts	-	-	-
Software	15.8%	19.2%	21.2%	31.1%	22.2%	15.8%	19.2%	21.2%	31.1%	22.2%	-	-	-	-	-
HP Financial Services	11.6%	11.4%	9.2%	12.1%	11.1%	11.6%	11.4%	9.2%	12.1%	11.1%	-	-	-	-	-
Corporate Investments (b)	42.0%	NM	NM	NM	(65.9%)	42.0%	NM	NM	NM	(65.9%)	-	-	-	-	-
Total Segments	9.3%	9.7%	9.6%	10.8%	9.8%	9.3%	9.6%	9.6%	10.8%	9.8%	-	0.1 pts	-	-	-

(a)
Effective at the beginning of its first quarter of fiscal 2015, HP implemented an organizational change to align its segment financial reporting more closely with its current business structure. This organizational change resulted in the transfer of  third party multi-vendor support arrangements from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the removal of intersegment revenue from the Technology Services business unit within the Enterprise Group segment and the related corporate intersegment revenue eliminations, and the transfer of operating profit from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)	"NM" represents not meaningful.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES FISCAL 2013 SEGMENT INFORMATION (Revised) (Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					CHANGE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2013	Apr. 30, 2013	Jul. 31, 2013	Oct. 31, 2013	Oct. 31, 2013	Jan. 31, 2013	Apr. 30, 2013	Jul. 31, 2013	Oct. 31, 2013	Oct. 31, 2013	Jan. 31, 2013	Apr. 30, 2013	Jul. 31, 2013	Oct. 31, 2013	Oct. 31, 2013

Segment operating margin: (a)

Personal Systems	2.8%	3.2%	3.1%	3.1%	3.0%	2.8%	3.2%	3.1%	3.1%	3.0%	-	-	-	-	-
Printing	16.3%	15.9%	15.8%	17.9%	16.5%	16.3%	15.9%	15.8%	17.9%	16.5%	-	-	-	-	-
Total Printing and Personal Systems Group	8.5%	8.9%	8.5%	9.2%	8.8%	8.5%	8.9%	8.5%	9.2%	8.8%	-	-	-	-	-

Enterprise Group	15.4%	15.8%	15.1%	14.4%	15.2%	15.4%	15.8%	15.1%	14.4%	15.2%	-	-	-	-	-
Enterprise Services	1.3%	2.6%	3.3%	4.4%	2.9%	1.3%	2.5%	3.2%	4.3%	2.8%	-	0.1 pts	0.1 pts	0.1 pts	0.1 pts
Software	16.3%	18.6%	20.1%	30.2%	21.6%	16.3%	18.6%	20.1%	30.2%	21.6%	-	-	-	-	-
HP Financial Services	10.6%	11.0%	11.3%	11.2%	11.0%	10.6%	11.0%	11.3%	11.2%	11.0%	-	-	-	-	-
Corporate Investments (b)	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM	-	-	-	-	-
Total Segments	8.7%	9.3%	9.2%	10.1%	9.3%	8.7%	9.3%	9.2%	10.1%	9.3%	-	-	-	-	-

(a)
Effective at the beginning of its first quarter of fiscal 2015, HP implemented an organizational change to align its segment financial reporting more closely with its current business structure. This organizational change resulted in the transfer of  third party multi-vendor support arrangements from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the removal of intersegment revenue from the Technology Services business unit within the Enterprise Group segment and the related corporate intersegment revenue eliminations, and the transfer of operating profit from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)	"NM" represents not meaningful.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES FISCAL 2014 SEGMENT / BUSINESS UNIT INFORMATION (Revised) (Unaudited (In millions)

REVISED AMOUNTS						AMOUNTS AS PREVIOUSLY REPORTED					CHANGE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2014	Apr. 30, 2014	Jul. 31, 2014	Oct. 31, 2014	Oct. 31, 2014	Jan. 31, 2014	Apr. 30, 2014	Jul. 31, 2014	Oct. 31, 2014	Oct. 31, 2014	Jan. 31, 2014	Apr. 30, 2014	Jul. 31, 2014	Oct. 31, 2014	Oct. 31, 2014

Net revenue: (a)
Printing and Personal Systems Group
Personal Systems
Notebooks	$4,335	$3,977	$4,359	$4,869	$17,540	$4,335	$3,977	$4,359	$4,869	$17,540	$-	$-	$-	$-	$-
Desktops	3,274	3,343	3,395	3,185	13,197	3,274	3,343	3,395	3,185	13,197	-	-	-	-	-
Workstations	533	548	579	558	2,218	533	548	579	558	2,218	-	-	-	-	-
Other	388	308	316	336	1,348	388	308	316	336	1,348	-	-	-	-	-
Total Personal Systems	8,530	8,176	8,649	8,948	34,303	8,530	8,176	8,649	8,948	34,303	-	-	-	-	-

Printing
Supplies	3,795	3,866	3,660	3,596	14,917	3,795	3,866	3,660	3,596	14,917	-	-	-	-	-
Commercial Hardware	1,347	1,402	1,401	1,567	5,717	1,347	1,402	1,401	1,567	5,717	-	-	-	-	-
Consumer Hardware	673	566	529	577	2,345	673	566	529	577	2,345	-	-	-	-	-
Total Printing	5,815	5,834	5,590	5,740	22,979	5,815	5,834	5,590	5,740	22,979	-	-	-	-	-
Total Printing and Personal Systems Group	14,345	14,010	14,239	14,688	57,282	14,345	14,010	14,239	14,688	57,282	-	-	-	-	-

Enterprise Group
Industry Standard Servers	3,178	2,829	3,097	3,370	12,474	3,178	2,829	3,097	3,370	12,474	-	-	-	-	-
Technology Services	2,100	2,108	2,074	2,093	8,375	2,123	2,132	2,096	2,115	8,466	(23)	(24)	(22)	(22)	(91)
Storage	834	808	796	878	3,316	834	808	796	878	3,316	-	-	-	-	-
Networking	630	658	672	669	2,629	630	658	672	669	2,629	-	-	-	-	-
Business Critical Systems	228	230	233	238	929	228	230	233	238	929	-	-	-	-	-
Total Enterprise Group	6,970	6,633	6,872	7,248	27,723	6,993	6,657	6,894	7,270	27,814	(23)	(24)	(22)	(22)	(91)

Enterprise Services
Infrastructure Technology Outsourcing	3,501	3,597	3,494	3,446	14,038	3,501	3,597	3,494	3,446	14,038	-	-	-	-	-
Application and Business Services	2,094	2,105	2,096	2,065	8,360	2,094	2,105	2,096	2,065	8,360	-	-	-	-	-
Total Enterprise Services	5,595	5,702	5,590	5,511	22,398	5,595	5,702	5,590	5,511	22,398	-	-	-	-	-

Software	916	971	959	1,087	3,933	916	971	959	1,087	3,933	-	-	-	-	-

HP Financial Services	870	867	855	906	3,498	870	867	855	906	3,498	-	-	-	-	-

Corporate Investments	288	6	3	5	302	288	6	3	5	302	-	-	-	-	-
Total segments	28,984	28,189	28,518	29,445	115,136	29,007	28,213	28,540	29,467	115,227	(23)	(24)	(22)	(22)	(91)

Elimination of intersegment net revenue and other	(830)	(880)	(933)	(1,039)	(3,682)	(853)	(904)	(955)	(1,061)	(3,773)	23	24	22	22	91

Total HP consolidated net revenue	$28,154	$27,309	$27,585	$28,406	$111,454	$28,154	$27,309	$27,585	$28,406	$111,454	$-	$-	$-	$-	$-

(a)
Effective at the beginning of its first quarter of fiscal 2015, HP implemented an organizational change to align its segment financial reporting more closely with its current business structure. This organizational change resulted in the transfer of  third party multi-vendor support arrangements from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the removal of intersegment revenue from the Technology Services business unit within the Enterprise Group segment and the related corporate intersegment revenue eliminations. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES FISCAL 2013 SEGMENT / BUSINESS UNIT INFORMATION (Revised) (Unaudited) (In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					CHANGE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2013	Apr. 30, 2013	Jul. 31, 2013	Oct. 31, 2013	Oct. 31, 2013	Jan. 31, 2013	Apr. 30, 2013	Jul. 31, 2013	Oct. 31, 2013	Oct. 31, 2013	Jan. 31, 2013	Apr. 30, 2013	Jul. 31, 2013	Oct. 31, 2013	Oct. 31, 2013

Net revenue: (a)
Printing and Personal Systems Group
Personal Systems
Notebooks	$4,128	$3,718	$3,722	$4,461	$16,029	$4,128	$3,718	$3,722	$4,461	$16,029	$-	$-	$-	$-	$-
Desktops	3,321	3,103	3,147	3,273	12,844	3,321	3,103	3,147	3,273	12,844	-	-	-	-	-
Workstations	535	521	537	554	2,147	535	521	537	554	2,147	-	-	-	-	-
Other	248	268	327	316	1,159	248	268	327	316	1,159	-	-	-	-	-
Total Personal Systems	8,232	7,610	7,733	8,604	32,179	8,232	7,610	7,733	8,604	32,179	-	-	-	-	-

Printing
Supplies	3,893	4,122	3,839	3,862	15,716	3,893	4,122	3,839	3,862	15,716	-	-	-	-	-
Commercial Hardware	1,374	1,411	1,405	1,554	5,744	1,374	1,411	1,405	1,554	5,744	-	-	-	-	-
Consumer Hardware	679	561	565	631	2,436	679	561	565	631	2,436	-	-	-	-	-
Total Printing	5,946	6,094	5,809	6,047	23,896	5,946	6,094	5,809	6,047	23,896	-	-	-	-	-
Total Printing and Personal Systems Group	14,178	13,704	13,542	14,651	56,075	14,178	13,704	13,542	14,651	56,075	-	-	-	-	-

Enterprise Group
Industry Standard Servers	2,994	2,806	2,851	3,451	12,102	2,994	2,806	2,851	3,451	12,102	-	-	-	-	-
Technology Services	2,188	2,227	2,133	2,162	8,710	2,207	2,247	2,152	2,182	8,788	(19)	(20)	(19)	(20)	(78)
Storage	833	857	833	952	3,475	833	857	833	952	3,475	-	-	-	-	-
Networking	608	618	644	656	2,526	608	618	644	656	2,526	-	-	-	-	-
Business Critical Systems	306	266	284	334	1,190	306	266	284	334	1,190	-	-	-	-	-
Total Enterprise Group	6,929	6,774	6,745	7,555	28,003	6,948	6,794	6,764	7,575	28,081	(19)	(20)	(19)	(20)	(78)

Enterprise Services
Infrastructure Technology Outsourcing	3,855	3,855	3,791	3,722	15,223	3,855	3,855	3,791	3,722	15,223	-	-	-	-	-
Application and Business Services	2,183	2,278	2,181	2,196	8,838	2,183	2,278	2,181	2,196	8,838	-	-	-	-	-
Total Enterprise Services	6,038	6,133	5,972	5,918	24,061	6,038	6,133	5,972	5,918	24,061	-	-	-	-	-

Software	951	967	1,010	1,093	4,021	951	967	1,010	1,093	4,021	-	-	-	-	-

HP Financial Services	957	881	879	912	3,629	957	881	879	912	3,629	-	-	-	-	-

Corporate Investments	4	10	5	5	24	4	10	5	5	24	-	-	-	-	-
Total segments	29,057	28,469	28,153	30,134	115,813	29,076	28,489	28,172	30,154	115,891	(19)	(20)	(19)	(20)	(78)

Elimination of intersegment net revenue and other	(698)	(887)	(927)	(1,003)	(3,515)	(717)	(907)	(946)	(1,023)	(3,593)	19	20	19	20	78

Total HP consolidated net revenue	$28,359	$27,582	$27,226	$29,131	$112,298	$28,359	$27,582	$27,226	$29,131	$112,298	$-	$-	$-	$-	$-

(a)
Effective at the beginning of its first quarter of fiscal 2015, HP implemented an organizational change to align its segment financial reporting more closely with its current business structure. This organizational change resulted in the transfer of  third party multi-vendor support arrangements from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the removal of intersegment revenue from the Technology Services business unit within the Enterprise Group segment and the related corporate intersegment revenue eliminations. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.